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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 10, 2002
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        Date of Report (date of earliest event reported - June 10, 2002)


                        SMARTFORCE PUBLIC LIMITED COMPANY
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             (Exact name of Registrant as specified in its charter)


       Republic of Ireland               0-25674              Not Applicable
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 (State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


                              900 Chesapeake Drive
                         Redwood City, California 94063
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          (Address of principal executive offices, including zip code)


                                 (650) 817-5900
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              (Registrant's telephone number, including area code)



________________________________________________________________________________
          (Former name or former address, if changed since last report)



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ITEM 5.  Other Events

On June 10, 2002, SmartForce PLC (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Slate Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and SkillSoft Corp., a Delaware corporation ("SkillSoft). Pursuant to the Merger Agreement, Merger Sub will be merged with and into SkillSoft with SkillSoft continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, each issued and outstanding share of Common Stock, par value $0.001 per share, of SkillSoft ("SkillSoft Common Stock") will be automatically converted into the right to receive 2.3674 (the "Exchange Ratio") validly issued, fully paid and nonassessable Company American Depositary Shares ("ADSs"). In addition, the Company will assume all options or other rights to purchase common stock of SkillSoft outstanding as of the Effective Time under SkillSoft's existing stock option plans, excluding SkillSoft's stock purchase plans, and each such option or other right to purchase common stock of SkillSoft will be or will later become exercisable for shares of the Company ADSs rather than shares of SkillSoft Common Stock, in a number adjusted to reflect the Exchange Ratio, and at an exercise price adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of the Company and SkillSoft, receipt of necessary approvals under United States and applicable foreign antitrust laws, effectiveness of the registration statement of SmartForce on Form S-4 as declared by the Securities and Exchange Commission and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits. The following exhibit is being filed herewith.

           (2.1) Agreement and Plan of Merger, dated as of June 10, 2002, by and among SmartForce PLC, a company organized under the laws of the Republic of Ireland, Slate Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of SmartForce PLC, and SkillSoft Corp., a Delaware corporation (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Commission upon request).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      SMARTFORCE PLC

Date: June 13, 2002                   By:/s/ Gregory M. Priest
                                         ---------------------------------
                                         Gregory M. Priest
                                         President and Chief Executive Officer

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                                 SMARTFORCE PLC

                            EXHIBIT INDEX TO FORM 8-K

     Exhibit
     Number                                   Description
-----------------       --------------------------------------------------------
      2.1               Agreement and Plan of Merger, dated as of June 10, 2002,
                        by and among SmartForce PLC, a company organized under the laws of the Republic of Ireland, Slate Acquisition
                        Corp., a Delaware corporation and direct wholly-owned subsidiary of SmartForce PLC, and SkillSoft Corp., a Delaware corporation (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Commission upon request).